American Century Investments®
Quarterly Portfolio Holdings
Avantis® Moderate Allocation ETF (AVMA)
November 30, 2024

Avantis Moderate Allocation ETF - Schedule of Investments
NOVEMBER 30, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 50.4%
Avantis Real Estate ETF	10,381	476,312
Avantis U.S. Equity ETF	74,021	7,530,896
Avantis U.S. Large Cap Value ETF	36,729	2,615,839
Avantis U.S. Mid Cap Equity ETF	3,721	260,954
Avantis U.S. Mid Cap Value ETF	3,721	264,428
Avantis U.S. Small Cap Equity ETF	11,240	664,059
Avantis U.S. Small Cap Value ETF	6,289	663,427
		12,475,915
Domestic Fixed Income Funds — 31.3%
Avantis Core Fixed Income ETF	123,754	5,150,641
Avantis Short-Term Fixed Income ETF	55,438	2,585,041
		7,735,682
International Equity Funds — 18.2%
Avantis Emerging Markets Equity ETF	16,258	992,388
Avantis Emerging Markets Small Cap Equity ETF	2,726	152,453
Avantis Emerging Markets Value ETF	10,932	536,433
Avantis International Equity ETF	25,816	1,656,096
Avantis International Large Cap Value ETF	15,736	848,328
Avantis International Small Cap Equity ETF	2,454	132,524
Avantis International Small Cap Value ETF	2,886	195,036
		4,513,258
TOTAL UNDERLYING FUNDS (Cost $22,861,684)		24,724,855
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $17,838)	17,838	17,838
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $22,879,522)		24,742,693
OTHER ASSETS AND LIABILITIES — 0.0%		(524)
TOTAL NET ASSETS — 100.0%		$24,742,169

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity and fixed income securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended November 30, 2024 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Real Estate ETF	$331	$169	$15	$(9)	$476	10	$2	$6
Avantis U.S. Equity ETF	4,747	2,445	203	542	7,531	74	70	21
Avantis U.S. Large Cap Value ETF	1,623	852	72	213	2,616	37	22	9
Avantis U.S. Mid Cap Equity ETF	159	83	7	26	261	4	2	—
Avantis U.S. Mid Cap Value ETF	159	82	7	30	264	4	2	1
Avantis U.S. Small Cap Equity ETF	431	198	18	53	664	11	6	1
Avantis U.S. Small Cap Value ETF	423	197	18	61	663	6	6	2
Avantis Core Fixed Income ETF	3,458	1,942	182	(67)	5,151	124	7	49
Avantis Short-Term Fixed Income ETF	1,695	1,001	93	(18)	2,585	55	2	23
Avantis Emerging Markets Equity ETF	676	365	33	(16)	992	16	7	—
Avantis Emerging Markets Small Cap Equity ETF	103	55	4	(1)	153	3	1	—
Avantis Emerging Markets Value ETF	376	187	17	(9)	537	11	3	—
Avantis International Equity ETF	1,150	610	54	(50)	1,656	26	8	—
Avantis International Large Cap Value ETF	594	303	28	(21)	848	16	4	—
Avantis International Small Cap Equity ETF	79	60	4	(2)	133	2	—	—
Avantis International Small Cap Value ETF	146	60	6	(5)	195	3	1	—
	$16,150	$8,609	$761	$727	$24,725	402	$143	$112
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.